Filed pursuant to Rule 497(e)
Registration No. 333-215588
November 29, 2021

LISTED FUNDS TRUST
Alpha Intelligent - Mid Cap Value ETF (AIMV)
Alpha Intelligent - Mid Cap Growth ETF (AIMG)
Alpha Intelligent - Small Cap Value ETF (ASCV)
Alpha Intelligent - Small Cap Growth ETF (ASCG)
(together the “Funds”)

Supplement dated November 29, 2021 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated November 29, 2021. This Supplement updates certain information contained in the above-dated Prospectus and SAI. Please review this important information carefully.

The Alpha Intelligent - Mid Cap Value ETF (AIMV), Alpha Intelligent - Mid Cap Growth ETF (AIMG), Alpha Intelligent - Small Cap Value ETF (ASCV), and Alpha Intelligent - Small Cap Growth ETF (ASCG) are not offered for sale at this time.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.